FIRST AMENDMENT
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


     This First Amendment to Amended and Restated Credit Agreement (the "Amendment"), effective as of January 1, 1997, is by and among Weingarten Realty Investors, a Texas real estate investment trust (the "Borrower"),
                                                                   --------
Texas Commerce Bank National Association, a national banking association (in its individual capacity, "TCB"), NationsBank of Texas, N.A., a national
                             ---
banking association, ("NationsBank"), Signet Bank (formerly Signet Bank/Virginia) ("Signet"), Commerzbank, A.G., a domestic branch of a bank organized under the laws of Germany ("Commerzbank"), The Sumitomo Bank, Limited, a Japanese banking corporation ("Sumitomo") and any bank that may hereafter become a party to the Credit Agreement (as defined below) in accordance with the provisions thereof (each individually, a "Bank" and
                                                                     ----
collectively,  the  "Banks"),    TCB as Agent hereunder (in such capacity, the
                     -----
"Agent")  for the Banks hereunder, NationsBank, in its capacity as Documentary
 -----
Agent  hereunder,  and  Commerzbank,  in  its  capacity as Co-Agent hereunder.

     WHEREAS, the Agent, the Documentary Agent, the Co-Agent, the Banks and the Borrower have entered into that certain Amended and Restated Credit Agreement dated and effective as of November 21, 1996 (as it may be hereafter amended or otherwise modified and in effect from time to time, the "Credit Agreement");

     WHEREAS, the Banks and the Borrower wish to amend the Credit Agreement to permit the Borrower to request and maintain from time to time, three seven
(7) day Interest Periods in effect at any one time with respect to Borrowings under the Notes, instead of limiting such Borrowings to two such seven (7) day Interest Periods at any one time;

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Banks, the Agent, the Documentary Agent, the Co-Agent and the Borrower hereby agree as follows:

     1.01        AMENDMENT.  Section 2.02(a) of the Credit Agreement is hereby
                 ---------
amended by deleting the proviso in the third sentence thereof, and substituting in lieu thereof the following:

;provided that, there shall not be more than three (3) Interest Periods for a period of seven (7) days in effect at any one time with respect to any Note, and no more than seven (7) Interest Periods in effect in the aggregate at any one time with respect to any Note.

     1.02.     CONDITIONS TO EFFECTIVENESS OF AMENDMENT.  This Amendment shall
               ----------------------------------------
become effective upon execution of this Amendment by each of the Agent, the Documentary Agent, the Co-Agent, each Bank and the Borrower on the signature pages hereof, and receipt by the Agent of such executed signature pages.

     1.03.        REPRESENTATIONS OF BORROWER.  The Borrower hereby represents
                  ---------------------------
and  warrants  to  the  Banks  the  following:

     (a) All of the representations and warranties contained in Article V of the Credit Agreement are true and correct on and as of the date hereof and will be true and correct after giving effect to this Amendment.

     (b) No event which constitutes a Default or an Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, or would result from the execution and delivery of this Amendment.

     1.04      CAPITALIZED TERMS.  The capitalized terms used herein which are
               -----------------
defined in the Credit Agreement and not otherwise defined herein shall have the meaning specified therein.

     1.05        RATIFICATION.  The Credit Agreement, as hereby amended, is in
                 ------------
all respects ratified and confirmed, and all other rights and powers created thereby or thereunder shall be and remain in full force and effect.

     1.06          COUNTERPARTS.    This  Amendment may be executed in several
                   ------------
counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

     1.07.          GOVERNING  LAW.   THIS AMENDMENT SHALL BE GOVERNED BY, AND
                    --------------
CONSTRUED  IN  ACCORDANCE  WITH  THE  LAWS  OF  THE  STATE  OF  TEXAS.

     1.08.         PRIOR AGREEMENTS.  THE CREDIT AGREEMENT, THE NOTES AND THIS
                   ----------------
AMENDMENT CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

     WEINGARTEN  REALTY  INVESTORS


     By:_____________________________________

     Title:____________________________________


     TEXAS  COMMERCE  BANK  NATIONAL
     ASSOCIATION,  AS  AGENT,  AND  INDIVIDUALLY  AS  A  BANK


     By:_____________________________________

     Title:____________________________________


     NATIONSBANK  OF  TEXAS,  N.A.,  AS
     Documentary  Agent,  and  INDIVIDUALLY  AS  A  BANK


     By:_____________________________________

     Title:____________________________________


     COMMERZBANK,  A.G.,  AS  CO-AGENT,  AND
      INDIVIDUALLY  AS  BANK


     By:_____________________________________

     Title:____________________________________


     SIGNET  BANK


     By:_____________________________________

     Title:____________________________________


     THE  SUMITOMO  BANK,  LIMITED


     By:_____________________________________

     Title:____________________________________

------
  APPROVED  AND  CONSENTED
  TO  BY  EACH  OF  THE
  FOLLOWING  GUARANTORS:



     WEINGARTEN/LUFKIN,  INC.


     By:_____________________________________

     Title:____________________________________



     WEINGARTEN/NOSTAT  INC.


     By:_____________________________________

     Title:____________________________________



     WEINGARTEN  REALTY
     MANAGEMENT  COMPANY


     By:_____________________________________

     Title:____________________________________



     WRI/POST  OAK,  INC.


     By:_____________________________________

     Title:____________________________________





                                           Signature page  of First  Amendment
                                          to  Amended   and  Restated   Credit
                                           Agreement effective January 1, 1997

                     SECOND AMENDMENT TO CREDIT AGREEMENT


          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated and effective as of September 12, 1997, is by and among Weingarten Realty Investors, a Texas real estate investment trust (the "Borrower") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (in its individual capacity, "TCB"), NationsBank of Texas, N.A., as Syndication Agent (in its individual capacity, "NationsBank"), Signet Bank ("Signet"), Commerzbank, A.G., a domestic branch of a bank organized under the laws of Germany ("Commerzbank"), The Sumitomo Bank, Limited, a Japanese banking corporation ("Sumitomo"), and Bank of America National Trust and Savings Association, a national banking association, a Documentation Agent (In its individual capacity, "Bank of America") and each other bank which is a party to the Credit Agreement (collectively, with TCB, NationsBank, Bank of America, Signet, Commerzbank and Sumitomo, the "Banks") and TCB as Agent for the Banks (in such capacity, the "Agent").

          WHEREAS, the Agent, TCB, NationsBank, Signet, Commerzbank, Sumitomo, and the Borrower have entered into that certain Credit Agreement dated and effective as of November 21, 1996 (as it has been and may be hereafter amended or otherwise modified and in effect from time to time, the "Credit Agreement");

          WHEREAS, the Agent, TCB, NationsBank, Signet, Commerzbank, Sumitomo and the Borrower have entered into that certain First Amendment to Credit Agreement dated and effective as of January 1, 1997; and;

          WHEREAS, the Banks and the Borrower wish to amend the Credit Agreement to revise the principal amount of the Commitments, and to add Bank of America as a signatory and party thereto, and as Documentation Agent; provided that, the Documentation Agent shall have no responsibilities in its capacity as such;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Banks, the Agent and the Borrower agree as follows:

          SECTION  1.          AMENDMENTS
                               ----------

          (a) On and after the date of this Amendment Bank of America shall be, and shall be deemed to be a party to the Credit Agreement, and the term "Banks" shall include Bank of America for all purposes of the Credit Agreement and each other Loan Document and, accordingly, Bank of America shall have the rights and obligations of a Bank under the Loan Documents. Since Bank of America is deemed to be a party to the Credit Agreement, the mechanism set out in Section 10.08 shall not be applicable to the addition of Bank of America hereunder; however, such mechanism shall be applicable as to any future assignment (or participation) of any Bank's rights or obligations under the Credit Agreement. After giving effect to the addition of Bank of America as a Bank under the Loan Documents, each Bank (including the Issuing Bank) shall be deemed, without further action by any party to this Amendment, to have sold to each other Bank, and each other Bank shall be deemed, without further action by any party to this Amendment, to have purchased from the other Banks, an assignment of a portion of each Note and Advance, and a participation in each Letter of Credit issued and outstanding as of the date of this Amendment, if any, to the effect that each Bank shall hold an interest in such Note and Advance, and in each Letter of Credit and in the reimbursement obligations of Borrower due in respect of drawings made under such Letter of Credit equal to such Bank's Pro Rata Percentage as provided in subsection 1(b) below.

          (b) On the date of this Amendment, each Bank's Commitment shall equal the principal amount shown on Exhibit A, attached hereto, and the Borrower shall issue to each Bank a Note in an original principal amount equal to the principal amount set forth on Exhibit A; provided that Notes so issued to each of TCB, NationsBank, Signet, Commerzbank and Sumitomo are issued in substitution for existing Notes issued by the Borrower on November 21, 1996 to such Banks (the "Original Notes"), and not in extinguishment of the obligations of the Borrower under the Original Notes, and all amounts outstanding or otherwise due and payable under such Original Notes, to the extent of each Bank's Commitment on and as of the date hereof, including without limitation, principal of, accrued and unpaid interest on, and fees and expenses remaining unpaid, shall not be deemed to have been paid as a result of substitution of such Original Notes.

          (c) Section 2.02(c) of the Credit Agreement is hereby amended by deleting the words "dated as of the Closing Date" from said Section 2.02(c) and substituting in lieu thereof the words:

dated as of the date of the Second Amendment, dated as of September 12, 1997, by and among the Agent, the Borrower and the Banks, parties to this Agreement,

               SECTION  2.     CONDITIONS TO EFFECTIVENESS OF AMENDMENT.  This
                               ----------------------------------------
Amendment shall become effective upon satisfaction of the following conditions:

          (a) Each Bank shall have received on or before the effective date of this Amendment (the "Effective Date") the Notes described in Section
1(b) of this Amendment, executed by the Borrower, and the Amendment, duly executed by the Borrower, the Agent and the Banks, and acknowledged by each Guarantor;

          (b) Each Bank shall have delivered to the Agent, for delivery by the Agent to the Borrower, its Original Note; and

          (c) Each Bank shall have received a legal opinion from counsel for the Borrower, in form and substance satisfactory to the Banks.

SECTION  3.   REPRESENTATIONS OF BORROWER.  The Borrower hereby represents and
              ---------------------------
warrants  to  the  Banks  the  following:

          (a)          All  of the representations and warranties contained in
Article V of the Credit Agreement are true and correct on and as of the date hereof and will be true and correct after giving effect to this Amendment.

          (b) No event which constitutes a Default or an Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, or would result from the execution and delivery of this Amendment.

          (c) The Borrower has the power and authority under the Act to execute and deliver this Amendment and to perform its obligations under the Credit Agreement, as amended hereby, and under the Notes; and all such action has been duly authorized by all necessary proceeding on its part. Each of the Credit Agreement, this Amendment and each Note has been duly and validly executed and delivered by the Borrower and constitute a valid and legally binding obligation of the Borrower enforceable in accordance with its terms, except as limited by Debtor Laws.

          (d) The Borrower has delivered to Bank of America true, correct and complete copies of each of the Loan Documents (including copies of the outstanding Letters of Credit), the Interest Rate Agreements, and such other information as Bank of America has requested.

          SECTION  4.  NOTICES.  Bank of America  hereby designate its current
                       -------
address for notices pursuant to Section 10.02 of the Credit Agreement as follows:

Bank  of  America  National  Trust  and  Savings  Association
          5  Park  Plaza,  Suite  500
          Irvine,  California  92614-8525
Attention:  William  D.  Balfour  III

          SECTION 5.     CAPITALIZED TERMS.  The capitalized terms used herein
                         -----------------
which are defined in the Credit Agreement and not otherwise defined herein shall have the meanings specified therein.

          SECTION  6.          RATIFICATION.   The Credit Agreement, as hereby
                               ------------
amended, is in all respects ratified and confirmed, and all other rights and powers created thereby or thereunder shall be and remain in full force and effect.

          SECTION  7.         COUNTERPARTS.  This Amendment may be executed in
                              ------------
several counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

          SECTION  8.     GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY,
                          -------------
AND  CONSTRUED  IN  ACCORDANCE  WITH,  THE  LAWS  OF  THE  STATE  OF  TEXAS.

          SECTION 9.       PRIOR AGREEMENTS.  THE CREDIT AGREEMENT, THE NOTES,
                           ----------------
THIS  AMENDMENT  AND  THE  OTHER  DOCUMENTS  EXECUTED  IN  CONNECTION HEREWITH
CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



     BORROWER:

     WEINGARTEN  REALTY  INVESTORS


     By:_____________________________________

     Title:____________________________________



     AGENTS:

     TEXAS  COMMERCE  BANK
       NATIONAL  ASSOCIATION,  AGENT


     By:_____________________________________

     Title:____________________________________




     NATIONSBANK  OF  TEXAS,  N.A.,
     Syndication  Agent


     By:_____________________________________

     Title:____________________________________




     BANK  OF  AMERICA  NATIONAL  TRUST
       AND  SAVINGS  ASSOCIATION
     Documentation  Agent


     By:_____________________________________

     Title:____________________________________

     BANKS:

     TEXAS  COMMERCE  BANK  NATIONAL
     ASSOCIATION


     By:_____________________________________

     Title:____________________________________


     SIGNET  BANK


     By:_____________________________________

     Title:____________________________________


     NATIONSBANK  OF  TEXAS,  N.A.


     By:_____________________________________

     Title:____________________________________


     COMMERZBANK,  A.G.


     By:_____________________________________

     Title:____________________________________


     THE  SUMITOMO  BANK,  LIMITED


     By:_____________________________________

     Title:____________________________________



     BANK  OF  AMERICA  NATIONAL  TRUST
     AND  SAVINGS  ASSOCIATION


     By:_____________________________________

     Title:____________________________________

CONSENT  OF  GUARANTORS:
------------------------


     WEINGARTEN/LUFKIN,  INC.


     By:_____________________________________

     Title:____________________________________



     WEINGARTEN  NOSTAT  INC.


     By:_____________________________________

     Title:____________________________________



     WRI/POST  OAK,  INC.


     By:_____________________________________

     Title:____________________________________



     WEINGARTEN  REALTY
     MANAGEMENT  COMPANY


     By:_____________________________________

     Title:____________________________________



     ATDNL,  INC.


     By:_____________________________________

     Title:____________________________________


                                           Signature      page    of    Second
                                                 Amendment to Credit Agreement
                                                dated as of September 12, 1997

                                   EXHIBIT A




BANK . . . . . . . . .  PRO RATA PERCENTAGE          COMMITMENT


1.  Texas Commerce                           21.25%              $42,500,000
    Bank National
    Association


2.  NationsBank of                           21.25%              $42,500,000
    Texas, N.A.


3.  Signet Bank                               12.5%              $25,000,000


4.  Commerzbank, A.G.                        16.25%              $32,500.000


5.  The Sumitomo Bank,                         7.5%              $15,000,000
    Limited


6.  Bank of America                          21.25%              $42,500.000
    National Trust and
    Savings Association





              THIRD AMENDMENT AND RESTATEMENT TO CREDIT AGREEMENT


          THIS THIRD AMENDMENT AND RESTATEMENT TO CREDIT AGREEMENT (the "Amendment and Restatement") dated as of October __, 1997, is by and among Weingarten Realty Investors, a Texas real estate investment trust (the "Borrower") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (in its individual capacity, "TCB"), NationsBank of Texas, N.A., as Syndication Agent (in its individual capacity, "NationsBank"), Signet Bank ("Signet"), Commerzbank, A.G., a domestic branch of a bank organized under the laws of Germany ("Commerzbank"), The Sumitomo Bank, Limited, a Japanese banking corporation ("Sumitomo"), and Bank of America National Trust and Savings Association, a national banking association, as Documentation Agent (in its individual capacity, "Bank of America") and each other bank which is a party to the Credit Agreement (collectively, with TCB, NationsBank, Bank of America, Signet, Commerzbank and Sumitomo, the "Banks") and TCB as Agent for the Banks (in such capacity, the "Agent").

          WHEREAS, the Agent, TCB, NationsBank, Signet, Commerzbank, Sumitomo, and the Borrower have entered into that certain Credit Agreement dated and effective as of November 21, 1996;

          WHEREAS, the Agent, TCB, NationsBank, Signet, Commerzbank, Sumitomo (together referred to as the "Prior Banks" and the Borrower have entered into that certain First Amendment to Credit Agreement dated and effective as of January 1, 1997, and the Agent, the Prior Banks and Bank of America and the Borrower have entered into that certain Second Amendment to Credit Agreement dated and effective as of September 12, 1997 (such Credit Agreement as it has been and may be hereafter amended or otherwise modified and in effect from time to time, the "Credit Agreement"); and;

          WHEREAS, the Banks and the Borrower wish to extend the Revolving Credit Termination Date from November 21, 1999 to November 21, 2000;

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Banks, the Agent and the Borrower agree as follows:

          SECTION  1.          AMENDMENTS
                               ----------

          (a)        The definition of  "Revolving Credit Termination Date" in
Section 1.01 of the Credit Agreement is hereby amended by deleting the date "November 21, 1999", from clause (i) thereof, and substituting in lieu thereof the date "November 21, 2000".

          (b) The definition of "Termination Date" under Section 1.01 of the Credit Agreement is hereby amended by deleting the date "November 21, 1999" and substituting in lieu thereof the date "November 21, 2000."

          (c) Section 2.11 of the Credit Agreement is hereby amended by deleting the date "November 21, 1999", from the second line thereof, and substituting in lieu thereof the date "November 21, 2000".

          SECTION  2.          CONDITIONS  TO  EFFECTIVENESS  OF AMENDMENT AND
                               -----------------------------------------------
RESTATEMENT.   This Amendment and Restatement shall become effective on and as
-----------
of the date first written above (the "Effective Date") upon receipt by the Agent, on behalf of each Bank, of an original counterpart of this Amendment and Restatement for each Bank, duly executed by the Borrower, the Agent and the Banks, and acknowledged by each Guarantor.

          SECTION  3.    REPRESENTATIONS  OF  BORROWER.    The Borrower hereby
                         -----------------------------
represents  and  warrants  to  the  Banks  the  following:

          (a)          All  of the representations and warranties contained in
Article V of the Credit Agreement are true and correct on and as of the date hereof and will be true and correct after giving effect to this Amendment and Restatement.

          (b) No event which constitutes a Default or an Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing, or would result from the execution and delivery of this Amendment and Restatement.

          (c) The Borrower has the power and authority under the Act to execute and deliver this Amendment and Restatement and to perform its obligations under the Credit Agreement, as amended hereby, and under the
Notes; and all such action has been duly authorized by all necessary proceeding on its part. Each of the Credit Agreement, this Amendment and Restatement and each Note has been duly and validly executed and delivered by the Borrower and constitute a valid and legally binding obligation of the Borrower enforceable in accordance with its terms, except as limited by Debtor Laws.

          SECTION 4.     CAPITALIZED TERMS.  The capitalized terms used herein
                         -----------------
which are defined in the Credit Agreement and not otherwise defined herein shall have the meanings specified therein.

          SECTION  5.          RATIFICATION.   The Credit Agreement, as hereby
                               ------------
amended, is in all respects ratified and confirmed, and all other rights and powers created thereby or thereunder shall be and remain in full force and effect.

          SECTION  6.     COUNTERPARTS.  This Amendment and Restatement may be
                          ------------
executed in several counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

          SECTION  7.     GOVERNING LAW.  THIS AMENDMENT AND RESTATEMENT SHALL
                          -------------
BE  GOVERNED  BY,  AND  CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
TEXAS.

          SECTION 8.       PRIOR AGREEMENTS.  THE CREDIT AGREEMENT, THE NOTES,
                           ----------------
THIS AMENDMENT AND RESTATEMENT AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.



     BORROWER:

     WEINGARTEN  REALTY  INVESTORS


     By:_____________________________________

     Title:____________________________________



     AGENTS:

     TEXAS  COMMERCE  BANK
       NATIONAL  ASSOCIATION,  AGENT


     By:_____________________________________

     Title:____________________________________




     NATIONSBANK  OF  TEXAS,  N.A.,
     Syndication  Agent


     By:_____________________________________

     Title:____________________________________




     BANK  OF  AMERICA  NATIONAL  TRUST
       AND  SAVINGS  ASSOCIATION
     Documentation  Agent


     By:_____________________________________

     Title:____________________________________

     BANKS:

     TEXAS  COMMERCE  BANK  NATIONAL
     ASSOCIATION


     By:_____________________________________

     Title:____________________________________


     SIGNET  BANK


     By:_____________________________________

     Title:____________________________________


     NATIONSBANK  OF  TEXAS,  N.A.


     By:_____________________________________

     Title:____________________________________


     COMMERZBANK,  A.G.


     By:_____________________________________

     Title:____________________________________


     THE  SUMITOMO  BANK,  LIMITED


     By:_____________________________________

     Title:____________________________________



     BANK  OF  AMERICA  NATIONAL  TRUST
     AND  SAVINGS  ASSOCIATION


     By:_____________________________________

     Title:____________________________________

------
CONSENT  OF  GUARANTORS:
------------------------



     WEINGARTEN/LUFKIN,  INC.


     By:_____________________________________

     Title:____________________________________



     WEINGARTEN  NOSTAT  INC.


     By:_____________________________________

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     WRI/POST  OAK,  INC.


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     WEINGARTEN  REALTY
     MANAGEMENT  COMPANY


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     ATDNL,  INC.


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